UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.    )

Check the appropriate box:

[X]	Preliminary information statement	[ ]	Confidential, for use of the Commission only
(as permitted by Rule 14c-5(d)(2))

[ ]	Definitive information statement

GEX MANAGEMENT, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transactions applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

GEX MANAGEMENT, INC.

3662 W Camp Wisdom Road

Dallas, TX 75237

To Our Stockholders:

On December 8, 2020, the Board of Directors of GEX Management, Inc. (the “Company” or “Registrant”) unanimously authorized and approved to change the par value of common stock to $0.00001 per share (the “Action”).

The Action was authorized and approved by the Joint Written Consent of the Board of Directors and Majority Consenting Stockholders of the Company dated December 8, 2020, a copy of which is attached hereto as Exhibit A.

This Information Statement will be sent to you for information purposes only and you are not required to take any action.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

By Order of the Board of Directors:

/s/ Srikumar Vanamali
Srikumar Vanamali
Interim Chief Executive Officer and Chairman

Dallas, Texas

December 8, 2020

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GEX MANAGEMENT, INC.

3662 W Camp Wisdom Road Dallas, TX 75237

Phone: (877) 210-4396

Information Statement Pursuant to

Section 14C of the Securities

Exchange Act of 1934

This Information Statement is being filed by GEX Management, Inc. (the “Company” or “Registrant”) with the United States Securities and Exchange Commission (the “SEC”) on December 8, 2020, based upon the Joint Written Consent of the Board of Directors and the consent of the holders of a majority of outstanding shares of voting capital stock of the Company (the “Majority Consenting Stockholders”) of the Company dated December 8, 2020 (the “Joint Written Consent”). A copy of the Joint Written Consent is attached as Exhibit A to this Information Statement.

The purpose of this Information Statement is to provide disclosure to our stockholders regarding the corporate action (the “Corporate Action”) ratified and approved by the Joint Written Consent, based upon the unanimous approval by our Board of Directors and the Majority Consenting Stockholders, including Shares of outstanding Common Stock and shares of Series A1 Voting Preferred Stock, par value $0.001 per share (the “Super Voting Preferred Shares”) held by the holders of our voting capital stock (the “Majority Consenting Stockholders,” as that term is defined below, to change the par value of Common Stock to $0.00001 per share. The foregoing amendment is referred to herein as the “Action.”

The Joint Written Consent of the Company’s Board of Directors and the Majority Consenting Stockholders approving the Corporate Action was adopted pursuant to the provisions of Section 6.201 of the Texas Business Organization Code.

The Articles of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of Texas. Pursuant to Rule 14c-2(b) promulgated by the SEC under the Securities Exchange Act of 1934 (the “Exchange Act”), the actions approved by the Joint Written Consent of the Board of Directors and the Majority Consenting Stockholders cannot become effective until twenty (20) days from the date of mailing of the Definitive Information Statement to our stockholders. This Information Statement shall constitute notice to our stockholders of the above Corporate Action taken by the Corporation pursuant to the Joint Written Consent.

CHANGE IN PAR VALUE OF COMMON STOCK

On December 8, 2020, the Company’s Board of Directors unanimously approved the Corporate Action to change the par value of the common stock to $0.00001. The Board of Directors decided that this Corporate Action is in the best interests of the Company and its stockholders given the current trading price and trends in the trading market and in connection with the ongoing operation of our business, issuance of shares of common stock, options, awards and warrants for financing our future operations, acquiring other businesses, forming strategic partnerships and alliances, and for stock dividends and stock splits. No such specific issuances are currently anticipated.

The Corporate Action was based upon and approved by the Joint Written Consent of the Board of Directors and Majority Consenting Stockholders dated December 8, 2020, a copy of which is attached hereto as Exhibit A.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table lists the number of shares of Common Stock of our Company and, with respect to our officers, directors and principal stockholder, shares of our Super Voting Preferred Stock, as of December 8, 2020, the Record Date, and as of the date of this Information Statement, that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock and Super Voting Preferred Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the rules of the SEC, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he/she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock held by them.

Name of Stockholder	Number of Shares of Common Stock	Number of Super Voting Preferred Stock	Number of Votes Held by Common Stockholders	Percentage of Voting Equity (1)(3)
Srikumar Vanamali, (1)	0	400,000	0	25.5%
Shaheed Bailey (2)	0	400,000	0	25.5%
All directors and officers as a group (2 persons)	0	800,000		51.0%
Total	0	800,000	0	51.0%

(1)	As of December 8, 2020, the Record Date, there were issued and outstanding (i) 1,465,116 shares of Common Stock, and (ii) 800,000 shares of Super Voting Preferred or 51% of the voting stock. Based on the foregoing, at least an absolute majority of the voting stock of the Company, or at least 747,209 votes are required to approve the Corporate Action by evidenced by this Joint Written Consent. The Majority Consenting Stockholders, having 747,209 votes, representing 51% of the total voting capital stock, have voted in favor of and consented to the Corporate Action related to the Corporate Action, evidenced by this Joint Written Consent. His voting stock is 25.5% or 366,279 shares of voting capital stock. Mr. Vanamali is the Interim CEO, Interim CFO and Chairman of the Company.
(2)	Based upon 1,465,116 shares of Common Stock and 800,000 Super Voting Preferred Stock issued and outstanding as of the Record Date of December 8, 2020. His voting stock is 25.5% or 366,279 shares of voting capital stock. Mr. Bailey is a director of the Company.
(3)	Includes shares of Common Stock and Super Voting Preferred Stock owned by our officers and directors as a group (2 persons).

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ADDITIONAL INFORMATION

The Company is subject to the filing requirements of the Exchange Act, and in accordance therewith files reports, proxy/information statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “Exchange Act Filings”) with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

We will provide without charge, to each person to whom a proxy/information statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Such requests should be directed to the address and phone number indicated below. This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

By Order of the Board of Directors:

/s/ Srikumar Vanamali
Name:	Srikumar Vanamali
Title:	Interim Chief Executive Officer and Chairman

Dallas, Texas

December 8, 2020

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EXHIBIT A

JOINT WRITTEN CONSENT
OF THE

BOARD OF DIRECTORS
AND

MAJORITY CONSENTING STOCKHOLDERS
OF

GEX MANAGEMENT, INC.

The undersigned, being all of the members of the Board of Directors of GEX Management, Inc., a Texas corporation (the “Corporation”), acting together with the written consent of the holders (the “Majority Consenting Stockholders”) of a majority of the outstanding voting shares of the Corporation’s common stock, par value $0.001 (the “Common Stock”) and Series A1 Preferred Stock (the “Super Voting Preferred Stock”), par value $0.001, acting pursuant to the authority granted by the provisions of Section 6.201 of the Texas Business Organization Code do hereby adopt the following resolutions as of this 8th day of December 2020 (the “Joint Written Consent”).

WHEREAS, the Corporation has received the written consent of the Majority Consenting Stockholders, a copy of which is attached to this Joint Written Consent of the Corporation’s Board of Directors and Majority Consenting Stockholders.

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the Corporation file an Information Statement on Schedule 14C with the SEC with respect to changing the par value of the Corporation’s authorized Common Stock to $0.00001 par value per share (the “Action”); and

FURTHER RESOLVED, that this Joint Written Consent of the Board of Directors and Majority Consenting Stockholders shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the Majority Consenting Stockholders of this Corporation; and

FURTHER RESOLVED, that this Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document, all counterparts of which shall be construed together and shall constitute a single Joint Written Consent; and

FURTHER RESOLVED, that pursuant to the provisions of the Texas Business Organization Code, based upon the 1,465,116 issued and outstanding shares of Common Stock and issued and outstanding 800,000 shares of Super Voting Preferred Stock entitled to fifty-one percent (51%) of the total voting capital stock on all such matters regardless of the actual number of shares of Super Voting Preferred Stock then outstanding, the affirmative vote of 747,209 shares of voting capital stock are required to approve the Corporate Action, and pursuant to this Joint Written Consent of the Corporation’s Board of Directors and the Majority Consenting Stockholders of the Corporation, the Corporate Action has received the affirmative vote of holders of 747,209 shares of voting capital stock and have hereby authorized, ratified and approved the forgoing actions and thereby direct that this Joint Written Consent of the Board of Directors and Majority Stockholder be filed with the minutes of the meetings of the Corporation.

The number of shares of Corporation’s voting capital stock issued and outstanding as of December 8, 2020 (the “Record Date”) are:

(i) 1,465,116 shares of Common Stock; and (ii) 800,000 shares of Super Voting Preferred Stock entitled to fifty-one percent (51%) of the total voting capital stock.

The number of shares of the Corporation’s voting capital stock, including shares of Common Stock and Super Voting Preferred Stock owned of record and beneficially by the Majority Consenting Stockholders and consenting to the adoption of these resolutions, total 747,209 shares of voting capital stock, representing 51% of the total voting capital stock of the Corporation.

FURTHER RESOLVED, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as duly authorized actions of the Corporation. This Joint Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Corporation.

This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

By Order of the Board of Directors:

By:

/s/ Srikumar Vanamali
Sri Vanamali, Interim CEO & Executive Director

/s/ Shaheed Bailey
Shaheed Bailey, Interim CIO, Director

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TABLE OF MAJORITY CONSENTING STOCKHOLDERS

Name of Stockholder	Number of Shares of Common Stock	Number of Super Voting Preferred Stock	Number of Votes Held by Common Stockholders	Percentage of Voting Equity (1)(3)
Srikumar Vanamali, (1)	0	400,000	0	25.5%
Shaheed Bailey (2)	0	400,000	0	25.5%
Total	0	800,000	0	51.0%

(1)	As of December 8, 2020, the Record Date, there were issued and outstanding (i) 1,465,116 shares of Common Stock, and (ii) 800,000 shares of Super Voting Preferred or 51% of the voting stock. Based on the foregoing, at least an absolute majority of the voting stock of the Company, or at least 747,209 votes are required to approve the Corporate Action by evidenced by this Joint Written Consent. The Majority Consenting Stockholders, having 747,209 votes, representing 51% of the total voting capital stock, have voted in favor of and consented to the Corporate Action related to the Corporate Action, evidenced by this Joint Written Consent. His voting stock is 25.5% or 366,279 shares of voting capital stock. Mr. Vanamali is the Interim CEO, Interim CFO and Chairman of the Company.
(2)	Based upon 1,465,116 shares of Common Stock and 800,000 Super Voting Preferred Stock issued and outstanding as of the Record Date of December 8, 2020. His voting stock is 25.5% or 366,279 shares of voting capital stock. Mr. Bailey is a director of the Company.
(3)	Includes shares of Common Stock and Super Voting Preferred Stock.

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